Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Income Taxes [Abstract]
INCOME TAXES

11.  INCOME TAXES:

As of September 30, 2014, the Company had approximately $4.3 million of net operating loss carryforwards (“NOL”) for income tax purposes.   The NOL’s expire in various years from 2022 through 2025.  The Company’s use of operating loss carryforwards is subject to limitations imposed by the Internal Revenue Code.  Management believes that the deferred tax assets as of September 30, 2014 do not satisfy the realization criteria and has recorded a valuation allowance for the entire net tax asset.  By recording a valuation allowance for the entire amount of future tax benefits, the Company has not recognized a deferred tax benefit for income taxes in its statements of operations.

13. INCOME TAXES:

For the year ended December 31, 2013, the Company had losses from continuing operations, therefore no current taxes were incurred.   For the year ended December 31, 2012, the Company was able to offset its taxable income through the utilization of  net operating loss carryforwards, therefore no current taxes were incurred.

The following table reconciles the total provision for income taxes from continuing operations recorded in the consolidated statement of operations with the amounts computed at the statutory federal tax rate of 34%:

	2013	2012

Federal tax expense at statutory rate	$(235,000)	$146,000
State tax expense	(10,000)	15,000
Permanent items	5,000	−
Change in valuation allowance	(240,000)	(161,000)
Income taxes	$-	$-

Temporary differences between the amounts reported in the financial statements and the tax bases of assets and liabilities resulted in deferred taxes.  Deferred tax assets at December 31, 2013 and 2012 were as follows; certain prior year numbers have been reclassified to conform to current year presentation.

	2013	2012

Equity based compensation	$102,000	$91,000
Allowance for doubtful accounts	1,000	31,000
Net operating loss carry-forwards	1,660,000	1,385,000

Gross deferred tax assets	1,763,000	1,507,000
Fixed assets and intangible basis difference	(19,000)	(3,000)
	1,744,000	1,504,000
Valuation allowance	(1,744,000)	(1,504,000)
Income taxes	$-	$-

Primarily due to a taxable loss in 2013 the Company’s gross deferred tax asset increased to $1,763,000. All available evidence, both positive and negative, was considered to determine whether any impairment of this asset should be recognized.  Based on consideration of the available evidence including historical losses which must be treated as substantial negative evidence and the potential of future taxable income, a $1,744,000 valuation allowance has been recognized to adjust deferred tax assets and liabilities to the amount of net operating losses that are expected to be realized.  If realized, the tax benefit for this item will reduce current tax expense for that period as it did for the year ended December 31, 2012.

The Company has the following net operating loss carryforwards available to offset future taxable income:

	Amount	Expiration

Federal	$4,313,000	2022 - 2025

State	$1,669,000	2022 - 2025

The Company files tax returns in the U.S. federal jurisdiction and various states.  At December 31, 2013, federal tax returns remained open for Internal Revenue Service review for tax years after 2010, while state tax returns remain open for review by state taxing authorities for tax years after 2009.  There were no federal or state income tax audits being conducted as of December 31, 2013.